UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 25, 2019

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to plans reported in the Form 8-K (the “March 2019 Form 8-K”) filed by EnPro Industries, Inc. (the “Company”) on March 11, 2019, at the close of business on July 29, 2019, Stephen E. Macadam retired as the Company’s Chief Executive Officer and President. On July 26, 2019, the Board of Directors of the Company appointed Marvin A. Riley as the Company’s Chief Executive Officer and President, effective as of the close of business on July 29, 2019. The information set forth in Item 5.02 of the March 2019 Form 8-K is hereby incorporated by reference.

In anticipation of Mr. Riley’s appointment as Chief Executive Officer and President, on July 25, 2019, the Compensation and Human Resources Committee of the Company’s Board of Directors took the following actions with respect to Mr. Riley’s compensation:

•	increased his annual salary rate from $475,000 to $775,000;

•	adjusted his annual incentive award under the Company’s annual performance plan to be payable at the target level of performance based on 100% of a blended annual salary rate for 2019;

•
awarded him additional long-term incentive performance share units (“performance shares”), having the same terms and conditions, including performance measures, periods and targets, as the performance shares awarded to executive officers in February 2019, with 7,878 shares payable upon achievement at target performance levels; and

•
awarded him stock options to purchase 40,937 shares of common stock at an exercise price of $66.31 per share (the closing price per share of the Company’s common stock on the New York Stock Exchange on July 25, 2019), which stock options vest and become exercisable, subject to Mr. Riley’s continued employment, in equal installments on the third, fourth and fifth anniversaries of the date of grant and, of which, options to purchase 4,524 shares are intended to qualify as incentive stock options.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Notice of Grant of Incentive Stock Options and Stock Option Agreement dated as of July 25, 2019 between EnPro Industries, Inc. and Marvin A. Riley
10.2	Notice of Grant of Nonqualified Stock Options and Stock Option Agreement dated as of July 25, 2019 between EnPro Industries, Inc. and Marvin A. Riley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 29, 2019

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President, General Counsel and Secretary

3